Exhibit 10.2

VIRTUS INVESTMENT PARTNERS, INC.

REAFFIRMATION OF GUARANTEE

THIS REAFFIRMATION OF GUARANTEE (this “Reaffirmation”) is dated as of September 10, 2012, and is entered into by and among VIRTUS INVESTMENT PARTNERS, INC., a Delaware corporation (the “Borrower”), each of the Subsidiaries of the Borrower listed on Schedule A hereto (each such Subsidiary, individually, a “Guarantor” and, collectively, the “Guarantors”) and THE BANK OF NEW YORK MELLON, as Administrative Agent, as Swingline Lender and as Issuing Bank (the “Agent”) under the Amended and Restated Credit Agreement, dated as of September 10, 2012, among the Borrower, the lenders party thereto and the Agent (the “Amended and Restated Credit Agreement”). Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Amended and Restated Credit Agreement.

RECITALS:

A. The Borrower, the Guarantors and the Agent, acting on behalf of the Secured Parties, are parties to that certain Guarantee Agreement dated as of September 1, 2009 (as amended, supplemented or otherwise modified from time to time, the “Guarantee”).

B. The Borrower, the lenders party thereto and the Agent have entered into the Amended and Restated Credit Agreement, which amends and restates that certain Credit Agreement, dated as of September 1, 2009 among the Borrower, the lenders party thereto, and the Agent (as amended to, but excluding, the Effective Date, the “Existing Credit Agreement”).

C. Each Guarantor acknowledges and agrees that it will derive a direct, material benefit from the Amended and Restated Credit Agreement, and that the Agent would not execute and deliver, or accept, the Amended and Restated Credit Agreement, if Guarantor did not execute and deliver to Agent this Reaffirmation.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Incorporation of Recitals. The Recitals set forth above are hereby incorporated into and made a part of this Reaffirmation.

2. Ratification and Reaffirmation. Each Guarantor hereby consents to the amendment and restatement of the Existing Credit Agreement under and pursuant to the Amended and Restated Credit Agreement and all of the transactions contemplated thereby. All the terms, provisions, covenants, representations, warranties, conditions and stipulations contained in the Guarantee, and all of such Guarantor’s obligations thereunder, are hereby ratified, reaffirmed and confirmed by such Guarantor in all respects, and such Guarantor admits the validity and enforceability of the Guarantee and agrees and admits that it has no defense to or offset against any such obligation, all of which shall continue to apply with full force and effect to such Guarantor from and after the date hereof.

3. Governing Law. This Reaffirmation shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws principles that would require the application of the laws of another jurisdiction.

4. Counterparts. This Reaffirmation may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5. Successors and Assigns. The provisions of this Reaffirmation shall be binding upon each Guarantor and each such Guarantor’s heirs, successors and assigns and shall inure to the benefit of and shall be enforceable by the Agent, and its successors, transferees and assigns.

[Signature page follows.]

2

IN WITNESS WHEREOF, each Guarantor has executed this Reaffirmation of Guaranty as of the day and year first above written.

BORROWER:

VIRTUS INVESTMENT PARTNERS, INC.

By:	/s/ Michael A. Angerthal

Name: Michael A. Angerthal
Title: Executive Vice President and Chief Financial Officer

GUARANTORS:

DUFF & PHELPS INVESTMENT MANAGEMENT CO.

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Executive Vice President & Treasurer

EUCLID ADVISORS LLC

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Executive Vice President & Treasurer

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Senior Vice President & Chief Financial Officer

Virtus Investment Partners, Inc. – Reaffirmation of Guarantee

RUTHERFORD FINANCIAL CORPORATION

By:	/s/ David Hanley
Name:	David Hanley
Title:	Vice President & Treasurer

NEWFLEET ASSET MANAGEMENT LLC (f/k/a SCM ADVISORS LLC)

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Senior Vice President & Chief Financial Officer

VIRTUS INVESTMENT ADVISERS, INC.

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Executive Vice President & Chief Financial Officer

VIRTUS PARTNERS, INC.

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Executive Vice President, Chief Financial Officer

ZWEIG ADVISERS, LLC

By:	/s/ Michael A. Angerthal
Name:	Michael A. Angerthal
Title:	Executive Vice President & Chief Financial Officer

Virtus Investment Partners, Inc. – Reaffirmation of Guarantee

SCHEDULE A

LIST OF GUARANTORS

DUFF & PHELPS INVESTMENT MANAGEMENT CO.

EUCLID ADVISORS LLC

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC

RUTHERFORD FINANCIAL CORPORATION

NEWFLEET ASSET MANAGEMENT LLC (f/k/a SCM ADVISORS LLC)

VIRTUS INVESTMENT ADVISERS, INC.

VIRTUS PARTNERS, INC.

ZWEIG ADVISERS, LLC

Virtus Investment Partners, Inc. – Reaffirmation of Guarantee